United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 19, 2024

Pineapple Energy Inc.

(Exact name of registrant as specified in its charter)

Minnesota	001-31588	41-0957999
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10900 Red Circle Drive Minnetonka, MN	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 996-1674

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value, $.05 per share	PEGY	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 8.01. Other Events below under the heading “Nasdaq Compliance Period Extension” is incorporated into this Item 3.01, to the extent applicable.

Item 8.01.	Other Events

Nasdaq Compliance Period Extension

As previously disclosed, on October 27, 2023, Pineapple Energy Inc. (the “Company”) received a notice from the Listing Qualifications Department of the Nasdaq Stock Market informing it that because the closing bid price for its common stock listed on Nasdaq was below $1.00 per share for the last 31 consecutive business days, it did not comply with the minimum closing bid price requirement for continued listing on The Nasdaq Capital Market under Nasdaq Marketplace Rule 5550(a)(2) (the “Minimum Bid Rule”). In accordance with Nasdaq’s Listing Rules, the Company had a period of 180 calendar days, or until April 24, 2024, to regain compliance with the Minimum Bid Rule.

Additionally, on February 27, 2024, the Staff issued another notice (the “February Notice”) notifying the Company that its common stock had a closing bid price of $0.10 or less for 10 consecutive trading days (February 12, 2024 to February 26, 2024). Accordingly, the Company is subject to the provisions contemplated under Nasdaq Listing Rule 5810(c)(3)(A)(iii) (the “Low Priced Stock Rule”). As a result, the Staff had determined to delist the Company’s securities from Nasdaq effective as of the opening of business on March 7, 2024, unless the Company requested an appeal before the Nasdaq Hearings Panel (the “Panel”) of the Staff’s determination by March 5, 2024. The Company requested a hearing before the Panel to appeal the February Notice, and Nasdaq initially scheduled the hearing for April 30, 2024. Subsequently, the Company was granted an expedited review process and extension as described below, and received notice that an oral hearing was not necessary.

Following the Company’s Special Meeting of Shareholders that was held on April 12, 2024, at which the reverse stock split proposal was not approved, the Company provided the Panel with an update on the Company’s plan to regain compliance with the Minimum Bide Rule and an extension request until July 24, 2024. On April 19, 2024, the Panel granted an extension for the Company to regain compliance with the Minimum Bid Rule until July 24, 2024, conditioned upon:

•	the Company obtaining shareholder approval for a reverse stock split that satisfies the Minimum Bid Rule by July 1, 2024; and
•	the Company effecting the reverse stock split by July 11, 2024 and maintaining a $1.00 closing bid price or more for a minimum of ten consecutive trading days by July 24, 2024.

As discussed below, the Company intends to hold its 2024 annual meeting on July 1, 2024, in part, to comply with the conditions of the extension. However, failure to meet any of the terms of this extension could result in the immediate delisting of the Company’s securities from the Nasdaq Stock Market.

2024 Annual Meeting of Shareholders

The Company has scheduled its 2024 Annual Meeting of Shareholders (the “Annual Meeting”) for July 1, 2024. The record date for the determination of the Company’s shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on May 15, 2024. Only shareholders of record at the close of business on that date may attend and vote at the Annual Meeting or any adjournment or postponement thereof.

Because the date of the Annual Meeting is more than 30 days from the anniversary of the Company’s 2023 annual meeting of shareholders, the Company has set a new deadline for the receipt of shareholder proposals. In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), any shareholder proposal intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must be delivered to, or mailed to and received at, the Company’s executive offices located at 10900 Red Circle Drive, Minnetonka, Minnesota 55343, Attn: Corporate Secretary, on or before the close of business on May 3, 2024, which the Company has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials for the Annual Meeting. Any proposal must comply with the Securities and Exchange Commission’s regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Further, the Company’s Bylaws contain advance notice provisions requiring a shareholder who wishes to present a proposal or nominate directors at the Annual Meeting (which proposal is not intended to be included in the proxy statement for such meeting) to comply with certain requirements, including providing timely written notice thereof in accordance with the Company’s Bylaws. Because the Annual Meeting will be held well in advance of the anniversary of the Company’s 2023 annual meeting, notice by a shareholder of any such proposal or nomination for the Annual Meeting must be received by the Company on or before May 17, 2024, the 45th calendar day prior to the Annual Meeting date.

In addition to satisfying the foregoing requirements, in order to comply with the universal proxy rules under Rule 14a-19 of the Exchange Act, shareholders who intend to solicit proxies in support of director nominees for election at the Annual Meeting, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 no later than May 2, 2024.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the Company’s current expectations or beliefs and are subject to uncertainty and changes in circumstances, including the Company’s expectations regarding its ability to obtain shareholder approval for a reverse stock split and its ability to effect a reverse stock split within the Nasdaq extension period. While the Company believes its plans, intentions, and expectations reflected in those forward-looking statements are reasonable, these plans, intentions, or expectations may not be achieved. For information about the factors that could cause such differences, please refer to the Company’s filings with the Securities and Exchange Commission, including, without limitation, the statements made under the heading “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2023. The Company does not undertake any obligation to update or revise these forward-looking statements for any reason, except as required by law.

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PINEAPPLE ENERGY INC.

	By:	/s/ Kyle J. Udseth
Kyle J. Udseth, Chief Executive Officer

Date: April 22, 2024